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   CERTIFICATION PURSUANT TO RULE 30A-2(a) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, J. Alan Reid Jr., President & Director of Forward Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 27, 2004              /s/ J. Alan Reid Jr.
                                      --------------------------------------
                                      J. Alan Reid Jr., President & Director


I, Jeremy W. Deems, Treasurer of Forward Funds, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 27, 2004                /s/ Jeremy W. Deems
                                        --------------------------
                                        Jeremy W. Deems, Treasurer